UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(B) OR 12(G) OF THE

SECURITIES EXCHANGE ACT OF 1934

ANKAM INC.

(Exact name of registrant as specified in its charter)

Nevada	61-1900749
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

5348 Vegas Drive, Vegas, Nevada	89108
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:    None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.    ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.    ☒

Securities Act registration statement file number to which this form relates:    333-255392

Securities to be registered pursuant to Section 12(g) of the Act:    Common Stock, $0.001 par value

ITEM 1. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

The description of the common stock of Ankam Inc. (the “Company”) registered hereby is incorporated herein by reference to "Prospectus Summary,” and “Description of Capital Stock,” “Plan of distribution,”in the prospectus contained in the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission (the “Commission”) on April 21, 2021 (File No. 333-255392) (the “Registration Statement”), and all amendments to such Registration Statement subsequently filed with the Commission, including any prospectus and supplements to the prospectus relating thereto filed subsequently under the Securities Act of 1933.

ITEM 2. EXHIBITS

The documents listed below are filed as exhibits to this Registration Statement:

Exhibit Number	Exhibit Description
1	The Registrant’s Registration Statement on Form S-1 (No. 333-255392) (the “Registration Statement”)
2	Articles of Incorporation of Ankam dated August 22, 2018– incorporated herein by reference to Exhibit 3.1 to the Registration Statement
3	Bylaws of the Registrant – incorporated herein by reference to Exhibit 3.2 to the Registration Statement.
4	SUBSCRIPTION AGREEMENT OF ANKAM- incorporated herein by reference to Exhibit 10.7 to the Registration Statement.
5	Opinion of Counsel -incorporated herein by reference to Exhibit 23.2 to the Registration Statement.
*

Incorporated by reference to the Exhibits of the same number to the Registrant’s Registration

Statement on Form S-1, as amended, originally filed with the Securities and Exchange Commission on April 21, 2021.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

ANKAM INC.

By:	/s/ Bakur Kalichava
Bakur Kalichava
President, Secretary, Treasurer, Director, Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial and Accounting Officer)

Date:  March 9, 2023